UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 22, 2007
Date of Report (Date of earliest event reported)

EESTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32863	33-0922627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1260 S. Highway 89, Building 1, Suite H-5
Chino Valley, Arizona 86323
(Address of principal executive offices and zip code)

(928) 636-6255
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2007, EESTech, Inc. (the “Company”) completed the acquisition of 50% of the outstanding ordinary shares of ComEnergy Pty Ltd (“ComEnergy”) from Commonwealth Scientific and Industrial Research Organisation (“CSIRO”). This acquisition is detailed in the Company’s Current Report on Form 8-K filed on September 7, 2007, as amended by the Company’s Form 8-K/A filed on December 10, 2007 (each a “Filing” and, collectively, the “Filings”), which Filings are incorporated herein by reference.

As noted in the September Filing, at the time of the acquisition, ComEnergy was the holder of an Exclusive International License for the exploitation of Hybrid Coal and Gas Turbine (“HCGT”) Technology (the “License”). The License had been granted to ComEnergy by CSIRO, and CSIRO retained all ownership and control of the HCGT Technology itself, including all of the research results of tests performed on, intellectual property rights and patents related to, and entitlements to licensing fees from the HCGT Technology. For a description of the HCGT Technology, please see the Company’s recent Quarterly Report filed with the Securities and Exchange Commission on Form 10-QSB on November 14, 2007.

On October 22, 2007 (the “Effective Date”), the Company, CSIRO, and ComEnergy entered into a Termination and Technology Assignment Deed (the “Agreement”), a copy of which is filed herewith. Pursuant to the terms of the Agreement, the License was terminated as of the Effective Date, and each of ComEnergy and CSIRO released the other from all obligations arising pursuant to the License. Further, as of the Effective Date, CSIRO assigned to the Company, and the Company accepted the assignment of, all of CSIRO’s rights, title, and interests related to the HCGT Technology described in the Agreement, which includes but is not limited to all of the intellectual property rights and patents related to and future entitlements to license fees arising from the HCGT Technology. Entry into the Agreement, along with the promises and obligations of the parties thereto, served as the consideration for the transactions contemplated in the Agreement.

As of October 22, 2007, neither the Company nor any of its affiliates, directors, officers, or any associates thereof had a material relationship with CSIRO unrelated to the Agreement or the transactions identified in the Filings.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Other Exhibits

10.1	Termination and Technology Assignment Deed dated October 22, 2007 between the Company, CSIRO, and ComEnergy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EESTECH, INC.

Date: December 13, 2007	By:	/s/ Murray Bailey
Name: Murray Bailey Title: Chief Executive Officer